Exhibit 99.2 Enovix Overview Ashok Lahiri CTO and Co-Founder December 7, 2021 ©2021 ENOVIX

Disclaimer This presentation (this “Presentation”) is provided solely for information purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any equity or debt. The information contained herein does not purport to be all-inclusive. The data contained herein is derived from various internal and external sources. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an indication as to future performance. Enovix assumes no obligation to update the information in this Presentation, except as required by law. Furthermore, any and all trademarks and trade names referred to in this Presentation are the property of their respective owners. No Representation or Warranties All information is provided “AS IS” and no representations or warranties, of any kind, express or implied are given in, or in respect of, this Presentation. To the fullest extent permitted by law, in no circumstances will Enovix or any of its respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Industry and market data used in this Presentation have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. Enovix has not independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness. This data is subject to change. In addition, this Presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of Enovix. Viewers of this Presentation should each make their own evaluation of Enovix and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. Forward Looking Statements This Presentation contains forward-looking statements made pursuant to the Safe Harbor provisions under the United States Private Securities Litigation Reform Act of 1995. These forward-looking statements generally are identified by the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “future,” “goal,” “intend,” “may,” “outlook,” “plan,” “potential,” “predict,” “project,” “pro forma,” “seek,” “seem,” “should,” “target,” “to be,” “will,” “will be,” “would,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding Enovix’s ability to build and scale its advanced silicon-anode lithium-ion battery; the rate of increase in lithium-ion battery energy density; the build out of Enovix’s production facilities; Enovix’s production and commercialization timeline; Enovix’s business strategy; the capabilities, performance, and advancement of Enovix’s technology and products; Enovix’s projected factory expansion and economics; and Enovix’s future product development and roadmap, including the timing of its entry into the electrical vehicle battery market and the results of its DOE Grant Program. All forward-looking statements are based on current assumptions, expectations and beliefs, and involve substantial risks and uncertainties that may cause results, performance or achievement to materially differ from those expressed or implied by these forward-looking statements. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of the management of Enovix and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by an investor as, a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. ©2021 ENOVIX 2

The Enovix Advantage Step-Change Increase in Validation from Category-Leading Patented Battery Architecture and 100% Active Silicon Anode Energy Density Process Technology Customers Scaling Up Production with Focused on Premium Markets Attractive Financial Profile Commercial Production in Q1 2022 Multiple Facilities Planned and First Product Revenue Q2 2022 Experienced Leadership and Board ©2021 ENOVIX 3

1 Step-Change Increase in Energy Density 9 Years EX-3 = 1255 Wh/I EX-2 = 1030 Wh/I EX-1 = 900Wh/I 5 Years 4.36% Average Annual Increase in Li-ion Battery Energy Density 1991 - 2020 1 Actual and projected (continued 4.36% improvement) energy density metrics for a median cell-phone-size battery and Enovix energy density roadmap for a cell-phone-size battery ©2021 ENOVIX 4

Conventional Cell Architecture Conventional Wound Lithium-ion Cell Illustrated Cross-Section ©2021 ENOVIX 5

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Enovix 3D Silicon™ Cell Architecture 1 Enovix 3D Silicon Lithium-ion Cell Photomicrograph Cross-Section Silicon Anode Material Capacity 2 1800 mAh/cc Conventional Wound Lithium-ion Cell Illustrated Cross-Section Graphite Anode Material Capacity 3 800 mAh/cc 2 ¹Source: Enovix Corporation. De-rated from theoretical capacity of 2194 mAh/cc for Li trapping losses. 3 Nominal capacity between host capacity of 841 mAh/cc and lithiated capacity of 719 mAh/cc. 9 ©2021 ENOVIX 9

Separator Separator Higher Energy Density: Silicon Anode LiC 6 Graphite Anode LiCoO 2 2 90μ at 28% Li Cobalt Oxide Cathode Cu Al Graphite: Graphite Cathode 190μ total Anode thickness 5μ 90μ 12μ 75μ 8μ 190μ Li Si = 1.36x 15 4 140μ Silicon Anode 1,2 40μ at 63% Li = 36% more capacity Cu Al Silicon: 3 Silicon Cathode 140μ total Anode thickness 5μ 40μ 12μ 8μ 75μ 1 De-rated from theoretical capacity of 2194 mAh/cc to account for Li-trapping and pre-lithiation 2 Fully lithiated 3 ©2021 ENOVIX 10 100% of active anode is elemental silicon

Four Killer Problems Faced Silicon Anodes 1 Conventional Graphite Anode Conventional Silicon Anode Problems LOW HIGH 1. First charge Anode material only expands ~10% Silicon anodes expand by over 2x when charged expansion HIGH (90-95%) LOW (50-60%) 2. First charge Low loss of Li trapped in anode About half the Li is permanently trapped in silicon efficiency 2 material anode LOW (<10%) HIGH (>20%) 3. Cycle Stable anode electrode thickness Anode repeatedly swells and shrinks battery during swelling cycling HIGH (>500 cycles) LOW (<100 cycles) Stable structure Silicon particles electrically disconnect & even 4. Cycle life Low Li trapping loss crack 1 Including graphite + 5% silicon anodes. 2 On LCO-Silicon cells discharged to 2.7V ©2021 ENOVIX 11

Silicon Anode Approaches Today STRUCTURALLY MINIMAL 100% ACTIVE ENGINEERED 2 SILICON SILICON SILICON Multiple Companies Silicon 1 LOW (3–7%) MEDIUM-HIGH HIGH Content Today Energy Density 3 LOW LOW -MEDIUM HIGH Improvement Commercially 4 TODAY VARIED 2022 Available Designed for YES NO YES Low-Cost Silicon 1 UBS Global Research, May 2021 2 100% of the active material that is cycling is silicon 3 Including External Constraint 4 Projected ©2021 ENOVIX 12

Enovix Solved the Four Problems of Silicon Anodes 1. First Charge Expansion Enovix Solution: Provide a constraint and space for Si expansion. Reorient the electrodes to face the small side to decrease required constraining force. Enovix 3D Cell Conventional Cell 50mm 50mm 30mm 30mm 1,500psi = 1.7 tons 3mm 3mm 1,500psi = 210 pounds ©2021 ENOVIX 13

Enovix Solved the Four Problems of Silicon Anodes 2. First Charge Efficiency Enovix Solution: “Pre-lithiation” process during manufacturing to insert additional lithium source to top off lithium trapped at formation into vertically short electrodes. 50mm Li source Vertical electrodes only 3mm high allow for fast diffusion of added lithium into silicon Impractical to diffuse lithium over the long 50mm dimension ©2021 ENOVIX 14

Enovix Solved the Four Problems of Silicon Anodes 3. Cycle Swelling Enovix Solution: Cycle swelling managed by integrated constraint, limiting to <2% swelling. 3 1st cycle mm 3 1 538 cycles mm 1 100% DOD, 4.35v-2.70v. 1C charge (CCCV)/1C discharge ©2021 ENOVIX 15

Enovix Solved the Four Problems of Silicon Anodes 4. Cycle Life Enovix Solution: Integrated constraint keeps particles under constant stack pressure. Enovix Anode: Conventional Anode: 540 Cycles 1 Cycle 1 100% Charge 50% Charge 30 Particle mm 20 mm 20 mm cracking Li Li Li 1 2 Silicon lithium-ion half cell; 5 mAh/cm loading ©2021 ENOVIX 16

Production © ©2 202 021 1 E ENO NOV VIX IX 17

Standard Li-ion Battery Production Process Electrode Fabrication Cell Assembly Package, First Charge & Test Separator Anode (Graphite) Package First Charge Test Standard Wound Cell Assembly Separator Cathode ©2021 ENOVIX 18

Enovix ‘Drop-In’ Battery Production Process Electrode Fabrication Cell Assembly Package, First Charge & Test Separator Pre-lithiation Laser Patterning and High-Speed Stacking Anode 1 (Silicon ) Package First Charge Test Separator Roll-to-Stack Cell Assembly Cathode 1 ©2021 ENOVIX 19 100% Active Silicon

Novel Patterning and Stacking Approach Industry Standard Enovix 3D Cell Direct Assembly Industry Standard 1 Electrode Fabrication (40% of Mfg Process) and Pre-lithiation (30%) Cell Packaging (30%) Laser Patterning High Speed Stacking 1 Replaces industry standard electrode winding and flattening process 20 ©2021 ENOVIX 20

Fab-1 Fremont

45,044 sq.ft



ZONE	Area [SQFT]	Comment
Zone1 - Electrode Fabrication	5656	
Zone2 - Battery Assembly	9242	
Zone3 - Battery Packaging	+ 8667	Partially Dry Room - Mezzanine
Zone4 - Formation & Test	12812	Partially Hot Room
Total FAB1 - Production Floor	**+ 36377**	Incl. Spare for 3rd Line *(Z1, Z2 & Z3)*


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ENOVIX ©2021 ENOVIX

From Mobile Electronics to EVs © ©2 202 021 1 E ENO NOV VIX IX 22

The Leader in Energy Density 1000 106 Ah 55 Ah 4.5 Ah 900 EX-1 EX-1 4.1 Ah 2 (NMC811 Cathode) (LCO Cathode) 800 4.8 Ah 700 3.5 Ah 600 60 Ah 180 Ah 500 70 Ah 60 Ah 400 105 Ah 94 Ah 300 200 150 200 250 300 350 1 GRAVIMETRIC ENERGY DENSITY (Wh/kg) 1 Sources for competitor data: UBS Global Research, October 2020 and Samsung data sheet ©2021 ENOVIX 23 2 (Model INR18650-35E) Design Targets 1 VOLUMETRIC ENERGY DENSITY (Wh/l)

Structurally and Electrochemically Stabilized Si-rich Anodes for EV Applications Awarded up to $3.2M, 3 Year DOE Grant in 2020 INITIAL NMC-622 CELL DATA CURRENT NMC-622 CELL DATA 248 mAh (27 mm x 19 mm x 3.3 mm) 267 mAh (29 mm x 17 mm x 3.4 mm) 514 Wh/l packaged energy density (863 Wh/l core) 541 Wh/l packaged energy density (889 Wh/l core) 675 Wh/l modeled packaged energy density for 55Ah cell 695 Wh/l modeled packaged energy density for 55Ah cell 4.2 – 2.5V Cell Voltage 4.35 – 2.5V Cell Voltage 0.33C CCCV Charge – 0.33C Discharge with periodic 0.33C CCCV Charge – 0.33C Discharge with periodic multi-rate diagnostic discharge steps multi-rate diagnostic discharge steps DOE Program Objectives: Collaborators: Demonstrate Si-rich anode and electrolyte Multi-component 1 capable of: model predicting Si integrity (i) 350 Wh/kg (ii) 750 Wh/l Optimized electrolytes Mitsubishi Chemical (iii) <20% Energy Fade after 1000 cycles for Si anodes (iv) 10-year calendar life 1 When scaled to an automotive size cell (40 Ah or greater) ©2021 ENOVIX 24

In Summary Industry Unique 100% Active Leading 3D Cell Silicon Energy Architecture Anode Density 94 Patents Issued 63 Patents Pending 14 Years of R&D $254M of Funding Proprietary 3D Architecture and Manufacturing Processes ©2021 ENOVIX 25

Next Steps Actively investing Building dedicated team Seeking partners info@enovix.com © ©2 202 021 1 E ENO NOV VIX IX 26

Thank You ©2021 ENOVIX